IN THE UNITED STATES BANKRUPTCY COURT

            FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - -   x
                                :
In re:                          :  Chapter 11
                                :
POLAROID CORPORATION,           :  Case No. 01-10864 (PJW)
      et al.,                   :
                                :  Jointly Administered
                Debtors.        :
                                :
- - - - - - - - - - - - - - -   x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
             PERIOD FROM JANUARY 1, 2003 THROUGH FEBRUARY 2, 2003


         PLEASE TAKE NOTICE that on March 7, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from January 1, 2003 through February 2, 2003, attached hereto as Exhibit A (the "Monthly Operating Reports").

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        March 7, 2003




                      /s/ Mark L. Desgrosseilliers
                     ________________________________________
                     Gregg M. Galardi (I.D. No. 2991)
                     Mark L. Desgrosseilliers (I.D. No. 4083)
                     SKADDEN, ARPS, SLATE, MEAGHER
                       & FLOM LLP
                     One Rodney Square
                     P.O. Box 636
                     Wilmington, Delaware  19899-0636
                     (302) 651-3000

                          - and -

                     Eric W. Kaup
                     SKADDEN, ARPS, SLATE, MEAGHER
                         & FLOM (ILLINOIS)
                     333 West Wacker Drive
                     Chicago, Illinois 60606
                     (312) 407-0700

                     Attorneys for Debtors and
                       Debtors-in-Possession

                                   EXHIBIT A


                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR PERIOD ENDED February 2, 2003



Debtors Names:                  Case Number:

Polaroid Corporation            01-10864
Inner City, Inc.                01-10865
Polaroid Asia Pacific Limited   01-10866
Polaroid Latin America Corp.    01-10867
Polaroid Digital Solutions,     01-10868
Inc.
Polaroid Eyewear, Inc.          01-10869
Polaroid ID Systems, Inc.       01-10870
Polaroid Malaysia Limited       01-10871
PRD Capital, Inc.               01-10872
PRD Investment, Inc.            01-10874
International Polaroid          01-10875
Corporation
Mag-Media Ltd.                  01-10876
PMC, Inc.                       01-10877
Polaroid Asia Pacific           01-10878
International, Inc.
Polaroid Dry Imaging, LLC       01-10879
Polaroid Eyewear FarEast, Inc.  01-10881
Polaroid Memorial Drive, LLC    01-10882
Sub Debt Partners Corp.         01-10883
Polaroid Online Services, Inc.  01-10884
Polaroid Partners, Inc.         01-10885
Polint, Inc.                    01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

   Balance Sheet
   Statement of Cash Receipts and Cash Disbursements
   Statement of Postpetition Taxes




along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in January 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period January 1, 2003 through and including February 2, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.





Dated:   March 6, 2003         /s/ Kevin Pond
                               ------------------------------
                                    Debtor in Possession

                               Title: President

                               Phone Number: (781) 386-2000




                          POLAROID CORPORATION
                          DEBTOR QUESTIONNAIRE
                              January 2003


Must be completed each month                            Yes       No

1.  Have any assets been sold or transferred outside the          No
    normal course of business this reporting period?
    If yes, provide an explanation below.

2.  Have any funds been disbursed from any account                No
    other than a debtor in possession account this reporting period? If yes, provide an explanation below.

     Note: All cash disbursements for the month of January 2003 were made in the Polaroid
     Corporation (renamed Primary PDC, Inc.) entity.
     No other cash disbursements were made in January 2003 by the other Debtor companies.

3.  Have all postpetition tax returns been timely       Yes (A)
    filed?  If no, provide an explanation below.

    (A) As previously reported in the December 2001 report to the Bankruptcy Court, Primary PDC,
    Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc
    Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary
    PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

    As of the date of this report, Primary PDC, Inc.
    has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states.
    Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately
    $600,000 plus interest. Although Primary PDC,
    Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.  Are workers compensation, general liability         Yes
    and other necessary insurance coverages in effect? If no, provide an explanation below.





                                                                Polaroid Corporation
                                                  Statement of Cash Receipts and Disbursements
                                                      Period December 30 - February 2, 2003
                                                                   (in U.S. $'s)



                                        Beginning                                                                Ending
                                          Book                              Transfers                             Book
Account Name           Account #        Balance            Receipts          In/(Out)     Disbursements          Balance
------------           ---------        -------            --------         --------      -------------          -------
Bank of New York       690353489/    $8,136,470.82
                       76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds                                        $55,293.01

Interest                                                    $4,507.56

Other recoveries

Cash Disbursements:

Professional fee
  payments (See Exhibit A)                                                   $492,979.45

Management and transitional
  services                                                                    $18,676.27

Other payments made pursuant
  to an order of the Court                                                   $125,000.00

All other costs                                                               $73,962.00
                                         --------------    --------------    --------------  --------------    --------------

Balance at February
  2, 2003                                $8,136,470.82     $59,800.57             $0.00        $710,617.72      $7,485,653.67


JP Morgan Chase Tax
  Escrow Account       507-895053        $4,029,161.00

Cash Receipts:

Interest                                                    $2,519.05

Cash Disbursements:

Account transfer

Tax payments
                                         --------------    --------------    --------------  --------------    --------------

Balance at February 2, 2003              $4,029,161.00      $2,519.05             $0.00               $0.00    $4,031,680.05

                                         --------------    --------------    --------------  --------------    --------------


Balance at February 2, 2003             $12,165,631.82     $62,319.62             $0.00         $710,617.72    $11,517,333.72
                                        ===============    ==============    ==============  ==============    ==============


[chart continued]


                              Reconciling      Bank
Account Name                     Items        Balance
------------                     -----        -------
Bank of New York

Cash Receipts:

Account transfer

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee
  payments (See Exhibit A)

Management and transitional
  services

Other payments made pursuant
  to an order of the Court

All other costs
                              --------------    --------------

Balance at February
  2, 2003                       $178,494.55     $7,664,148.22


JP Morgan Chase Tax
  Escrow Account

Cash Receipts:

Interest

Cash Disbursements:

Account transfer

Tax payments
                              --------------    --------------

Balance at February 2, 2003            $0.00    $4,031,680.05

                              --------------    --------------


Balance at February 2, 2003      $178,494.56    $11,695,828.27
                              ==============    ==============



[JPMorganChase Letterhead]                  January 1, 2003 - January 31, 2003
                                            Page 1 of 1

                               507   000    TS

                                            Business Statement
POLAROID-OEP IMAGING CORPORATION            Customer Service
PRIMARY PDC, INC.                           If there are any questions regarding
C/O POLAROID CORP/ATTN: CEO                 your account, please call your
784 MEMORIAL DRIVE                          Relationship Manager
CAMBRIDGE, MA  02139
                                            Primary Account Number  507-895053
                                            Number of Checks Enclosed:  0

Money Market Account 507-895053                 POLAROID-OEP IMAGING CORPORATION

---------------------------------------------------------------------------------------------------------------------------
Summary                                 Number                         Amount

    Opening Balance                                               $4,029,161.00
---------------------------------------------------------------------------------------------------------------------------
    Deposits and Credits                    1                         $2,519.05
---------------------------------------------------------------------------------------------------------------------------
    Withdrawals and Debits                                                $0.00
---------------------------------------------------------------------------------------------------------------------------
    Checks Paid                                                           $0.00
---------------------------------------------------------------------------------------------------------------------------
    Ending Balance                                                $4,031,680.05
---------------------------------------------------------------------------------------------------------------------------
    Average Balance                     $4,029,161.00
---------------------------------------------------------------------------------------------------------------------------
    Interest Paid for 31 Day(s)         $2,5129.05                               Interest Credited Year to Date   $2,519.05
---------------------------------------------------------------------------------------------------------------------------
    Interest rate(s):                   01/24 to 01/26 at 0.71%
                                        01/27 to 01/27 at 0.80%
                                        01/28 to 01/28 at 0.73%
                                        01/29 to 01/29 at 0.76%
                                        01/30 to 01/30 at 0.79%
                                        01/31 to 01/31 at 0.83%


--------------------------------------- ---------------------------- ---------------------------------------- ---------------------
Deposits and Credits                    Date                         Description                                Amount
--------------------------------------- ---------------------------- ---------------------------------------- -------------

                                        01/31                        Interest Paid                            $2,519.05
                                        Total                                                                 $2,519.05
--------------------------------------- ---------------------------- ---------------------------------------- ---------------------
Daily Balance
                Date                Balance        Date              Balance           Date             Balance
               ----------------------------        -------------------------           ------------------------
               01/31          $4,031,680.05

[The Bank of New York Letterhead]                     Business Banking Statement

                                                Period:     01/01/03 to 01/31/03
                                                Page:       1 of 4
                                                Enclosures: 41
                                                                           5451
                                                                         --9--K
                               PRIMARY PDC, INC
                               1265 MAIN ST
                               WALTHAM, MA  02451-1743

------------------------------------------------------------------------------------------------------------------------------------
Summary                                                                                                            Credit
of Accounts          Account Type            Account No.                      Assets             Loans           Available

                     Checking Account        690-3534891                      155,000.00
                     Mutual Fund             76001691637                    7,509,148.22
                     ----------------------- -------------------------- ------------------ ----------------- ------------------
                     TOTAL                                                  7,664,148.22           .00                .00
                     ----------------------- -------------------------- ------------------ ----------------- ------------------
-----------------------------------------------------------------------------------------------------------------------------------

Mutual Fund          MUTUAL FUNDS
Information          o   are NOT insured by the FDIC
                     o   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                     o   are subject to investment risks, including possible loss of principal amount invested.
------------------------------------------------------------------------------------------------------------------------------------

Check                Activity                                                                           Account No. 690-3534891
Invest
                     Date    Description                                      Debits            Credits            Balance
                     ------- ------------------------------------------ ------------------ ----------------- ---------------------
                     01/01   OPENING BALANCE                                                                       155,000.00
                     ------- ------------------------------------------ ------------------ ----------------- ---------------------
                     01/02   1 CHECK                                               10.00-                          154,990.00
                     01/03   B/Q POLAROID CORP                                                      750.00         155,740.00
                             2003010301012NPN
                     01/03   1 CHECK                                           42,840.13-                          112,899.87
                     01/03   CHECKINVEST TRANSFER                                                42,100.13         155,000.00
                     01/06   DEPOSIT                                                              1,718.01         156,718.02
                     01/06   1 CHECK                                           77,646.78-                           79,071.23
                     01/06   CHECKINVEST TRANSFER                                                75,928.77         155,000.00
                     01/07   1 CHECK                                            6,400.00-                          148,600.00
                     01/07   CHECKINVEST TRANSFER                                                 6,400.00         155,000.00
                     01/08   3 CHECKS                                           9,365.04-                          145,634.96
                     01/08   CHECKINVEST TRANSFER                                                 9,365.04         155,000.00
                     01/10   1 CHECK                                           31,738.24-                          123,261.76
                     01/10   CHECKINVEST TRANSFER                                                31,738.24         155,000.00
                     01/13   3 CHECKS                                          11,295.00-                          143,705.00
                     01/13   CHECKINVEST TRANSFER                                                11,295.00         155,000.00
                     01/14   4 CHECKS                                         122,279.90-                           32,720.10
                     01/14   CHECKINVEST TRANSFER                                               122,279.90         155,000.00
                     01/15   DEPOSIT                                                             43,400.00         198,400.00
                     01/15   4 CHECKS                                          13,669.38-                          184,730.62
                     01/16   1 CHECK                                            5,000.00-                          179,730.62


POLAROID CORPORATION                                                               Exhibit A
PROFESSIONAL FEE PAYMENT SUMMARY


-------------------------------------------------------------------------------------------------------------------------
              PROFESSIONAL VENDOR                     Nov, 2001      Dec, 2001     Jan, 2002    Feb, 2002     Mar, 2002
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                                 $965,791
-------------------------------------------------------------------------------------------------------------------------
Zolfo Cooper, LLC                                                                                $340,166       $225,000
-------------------------------------------------------------------------------------------------------------------------
KPMG LLP
-------------------------------------------------------------------------------------------------------------------------
Bingham Dana LLP
-------------------------------------------------------------------------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                            $335,796
-------------------------------------------------------------------------------------------------------------------------
Miller, Buckfire, Lewis
-------------------------------------------------------------------------------------------------------------------------
Donlin, Recano & Company, Inc.                           $19,500                                  $85,611        $25,000
-------------------------------------------------------------------------------------------------------------------------
Akin, Gump, Strauss, Hauer & Feld, L..L..P.
-------------------------------------------------------------------------------------------------------------------------
Young Conaway Stargatt & Taylor LLP
-------------------------------------------------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                           $351,399
-------------------------------------------------------------------------------------------------------------------------
Groom Law Group
-------------------------------------------------------------------------------------------------------------------------
McShane
-------------------------------------------------------------------------------------------------------------------------
Greenberg Traurig LLP
-------------------------------------------------------------------------------------------------------------------------
Buck Consultants
-------------------------------------------------------------------------------------------------------------------------
Wind Down Associates, LLC
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
      TOTAL                                              $19,500            $0            $0     $777,176     $1,551,587
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ORDINARY COURSE PROFESSIONAL VENDOR
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Arthur Andersen LLP                                                                   $8,400
-------------------------------------------------------------------------------------------------------------------------
Foley Hoag & Eliot
-------------------------------------------------------------------------------------------------------------------------
Horal & Chvosta Law Offices
-------------------------------------------------------------------------------------------------------------------------
Merrill Communication
-------------------------------------------------------------------------------------------------------------------------
Pro-Legal Services
-------------------------------------------------------------------------------------------------------------------------
Goodwin Procter
-------------------------------------------------------------------------------------------------------------------------
Ikon Office Solutions
-------------------------------------------------------------------------------------------------------------------------
Kekst & Company Inc
-------------------------------------------------------------------------------------------------------------------------
JP Morgan
-------------------------------------------------------------------------------------------------------------------------
Kilkpatrick & Lockhart LLP
-------------------------------------------------------------------------------------------------------------------------
David Feldman & Associates
-------------------------------------------------------------------------------------------------------------------------
Davis Polk & Wardwell
-------------------------------------------------------------------------------------------------------------------------
Thommessen Krefting Greve LLP
-------------------------------------------------------------------------------------------------------------------------
Duplicating USC, Inc.
-------------------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC
-------------------------------------------------------------------------------------------------------------------------
Coffman, De Fries & Northern
-------------------------------------------------------------------------------------------------------------------------
American Stock Transfer & Trust
-------------------------------------------------------------------------------------------------------------------------
FTI Consultants
-------------------------------------------------------------------------------------------------------------------------
Baker Botts, LLP
-------------------------------------------------------------------------------------------------------------------------
Reimer & Braunstein, LLP
-------------------------------------------------------------------------------------------------------------------------
Morrison & Forester, LLP
-------------------------------------------------------------------------------------------------------------------------
Baker & McKenzie
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                   $0            $0        $8,400           $0             $0
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                            $19,500            $0        $8,400     $777,176     $1,551,587
=========================================================================================================================


[chart continued]



---------------------------------------------------------------------------------------------------------------------------------
              PROFESSIONAL VENDOR                         Apr, 2002     May, 2002     June, 2002    July, 2002     August, 2002
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                       $552,209       $1,049,686
---------------------------------------------------------------------------------------------------------------------------------
Zolfo Cooper, LLC                                          $304,000       $286,000      547,000       $256,834         $263,542
---------------------------------------------------------------------------------------------------------------------------------
KPMG LLP                                                                  $320,269       14,953                         $86,663
---------------------------------------------------------------------------------------------------------------------------------
Bingham Dana LLP
---------------------------------------------------------------------------------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                  $711,204
---------------------------------------------------------------------------------------------------------------------------------
Miller, Buckfire, Lewis
---------------------------------------------------------------------------------------------------------------------------------
Donlin, Recano & Company, Inc.                              $30,000        $55,000       98,000                        $118,285
---------------------------------------------------------------------------------------------------------------------------------
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                $264,468                     324,000       $214,532         $111,431
---------------------------------------------------------------------------------------------------------------------------------
Young Conaway Stargatt & Taylor LLP                                                                         $0
---------------------------------------------------------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.     $130,000       $125,000      130,000       $378,601
---------------------------------------------------------------------------------------------------------------------------------
Groom Law Group                                                                         200,000
---------------------------------------------------------------------------------------------------------------------------------
McShane                                                      $9,666        $20,479                                       $4,966
---------------------------------------------------------------------------------------------------------------------------------
Greenberg Traurig LLP
---------------------------------------------------------------------------------------------------------------------------------
Buck Consultants
---------------------------------------------------------------------------------------------------------------------------------
Wind Down Associates, LLC
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                $738,134       $806,748   $1,313,953     $2,113,380       $1,634,573
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
ORDINARY COURSE PROFESSIONAL VENDOR
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Arthur Andersen LLP                                                        $12,768
---------------------------------------------------------------------------------------------------------------------------------
Foley Hoag & Eliot                                                                                                          440
---------------------------------------------------------------------------------------------------------------------------------
Horal & Chvosta Law Offices                                                                                                2125
---------------------------------------------------------------------------------------------------------------------------------
Merrill Communication                                                                                                     11567
---------------------------------------------------------------------------------------------------------------------------------
Pro-Legal Services                                                                                                         1625
---------------------------------------------------------------------------------------------------------------------------------
Goodwin Procter                                                                                                            9722
---------------------------------------------------------------------------------------------------------------------------------
Ikon Office Solutions                                                                                                     15427
---------------------------------------------------------------------------------------------------------------------------------
Kekst & Company Inc
---------------------------------------------------------------------------------------------------------------------------------
JP Morgan
---------------------------------------------------------------------------------------------------------------------------------
Kilkpatrick & Lockhart LLP
---------------------------------------------------------------------------------------------------------------------------------
David Feldman & Associates
---------------------------------------------------------------------------------------------------------------------------------
Davis Polk & Wardwell
---------------------------------------------------------------------------------------------------------------------------------
Thommessen Krefting Greve LLP
---------------------------------------------------------------------------------------------------------------------------------
Duplicating USC, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC
---------------------------------------------------------------------------------------------------------------------------------
Coffman, De Fries & Northern
---------------------------------------------------------------------------------------------------------------------------------
American Stock Transfer & Trust
---------------------------------------------------------------------------------------------------------------------------------
FTI Consultants
---------------------------------------------------------------------------------------------------------------------------------
Baker Botts, LLP
---------------------------------------------------------------------------------------------------------------------------------
Reimer & Braunstein, LLP
---------------------------------------------------------------------------------------------------------------------------------
Morrison & Forester, LLP
---------------------------------------------------------------------------------------------------------------------------------
Baker & McKenzie
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                      $0        $12,768           $0             $0          $40,906
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                              $738,134       $819,516   $1,313,953     $2,113,380       $1,675,479
=================================================================================================================================


[chart continued]



---------------------------------------------------------------------------------------------------------------------------------
              PROFESSIONAL VENDOR                         Sept, 2002     Oct, 2002        Nov, 2002      Dec, 2002      Jan, 2003
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                          $1,795,123         $ 357,703        77647        42840
---------------------------------------------------------------------------------------------------------------------------------
Zolfo Cooper, LLC                                             231683       $502,971         $ 192,769
---------------------------------------------------------------------------------------------------------------------------------
KPMG LLP                                                                   $225,536                          31800
---------------------------------------------------------------------------------------------------------------------------------
Bingham Dana LLP                                                            $11,629
---------------------------------------------------------------------------------------------------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Miller, Buckfire, Lewis                                                    $481,767
---------------------------------------------------------------------------------------------------------------------------------
Donlin, Recano & Company, Inc.                                 24558        $16,904          $ 44,587        17396        37738
---------------------------------------------------------------------------------------------------------------------------------
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                   387916       $416,558         $ 140,135       194866        39347
---------------------------------------------------------------------------------------------------------------------------------
Young Conaway Stargatt & Taylor LLP                                         $54,253
---------------------------------------------------------------------------------------------------------------------------------
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                     $233,343                         509600       120738
---------------------------------------------------------------------------------------------------------------------------------
Groom Law Group                                                27510        $63,644                                      116652
---------------------------------------------------------------------------------------------------------------------------------
McShane                                                         2989        $12,296                           8140         8880
---------------------------------------------------------------------------------------------------------------------------------
Greenberg Traurig LLP
---------------------------------------------------------------------------------------------------------------------------------
Buck Consultants                                               13884          41136           $ 3,312         7314         2494
---------------------------------------------------------------------------------------------------------------------------------
Wind Down Associates, LLC                                                                                    29096        97202
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                 $688,540     $3,855,160          $738,506       875861       465892
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
ORDINARY COURSE PROFESSIONAL VENDOR
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Arthur Andersen LLP
---------------------------------------------------------------------------------------------------------------------------------
Foley Hoag & Eliot
---------------------------------------------------------------------------------------------------------------------------------
Horal & Chvosta Law Offices                                        0
---------------------------------------------------------------------------------------------------------------------------------
Merrill Communication                                                          1795
---------------------------------------------------------------------------------------------------------------------------------
Pro-Legal Services
---------------------------------------------------------------------------------------------------------------------------------
Goodwin Procter                                                                5705                            606
---------------------------------------------------------------------------------------------------------------------------------
Ikon Office Solutions
---------------------------------------------------------------------------------------------------------------------------------
Kekst & Company Inc                                            13683
---------------------------------------------------------------------------------------------------------------------------------
JP Morgan                                                          0                                          1825         1825
---------------------------------------------------------------------------------------------------------------------------------
Kilkpatrick & Lockhart LLP                                     10263          46672          $ 16,407         7712
---------------------------------------------------------------------------------------------------------------------------------
David Feldman & Associates                                     15550
---------------------------------------------------------------------------------------------------------------------------------
Davis Polk & Wardwell                                          43336          13258                                       26552
---------------------------------------------------------------------------------------------------------------------------------
Thommessen Krefting Greve LLP                                   2221
---------------------------------------------------------------------------------------------------------------------------------
Duplicating USC, Inc.                                           6732
---------------------------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC                                              0           7213                           2094          788
---------------------------------------------------------------------------------------------------------------------------------
Coffman, De Fries & Northern                                       0           3290
---------------------------------------------------------------------------------------------------------------------------------
American Stock Transfer & Trust                                    0           3200                           6400
---------------------------------------------------------------------------------------------------------------------------------
FTI Consultants                                                                                              14390
---------------------------------------------------------------------------------------------------------------------------------
Baker Botts, LLP                                                                                               119
---------------------------------------------------------------------------------------------------------------------------------
Reimer & Braunstein, LLP                                                                                      3064
---------------------------------------------------------------------------------------------------------------------------------
Morrison & Forester, LLP                                                                                     17012         1572
---------------------------------------------------------------------------------------------------------------------------------
Baker & McKenzie                                                                                               666
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                  $91,785        $81,133           $16,407        53888        27087
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                               $780,325     $3,936,293          $754,913     $929,749       492979
=================================================================================================================================






CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of February 2, 2003
(in U.S. $'s)



ASSETS

TOTAL CASH                                                                    11,517,334

NET RECEIVABLES - THIRD PARTY                                                    285,000
NET RECEIVABLES - INTERCOMPANY                                                         -
NET INVENTORIES                                                                        -
TOTAL PREPAID EXPENSES                                                                 -

                                                                  -----------------------
TOTAL CURRENT ASSETS                                                          11,802,334
                                                                  -----------------------

NET FIXED ASSETS                                                                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                                              -
OTHER NONCURRENT ASSETS                                                          462,226

TOTAL NON-CURRENT ASSETS                                                         462,226

                                                                  -----------------------
TOTAL ASSETS                                                                  12,264,560
                                                                  =======================


LIABILITIES
POST-PETITION NOTES                                                                    -
POST-PETITION PAYABLES - THIRD PARTY                                             960,129
POST-PETITION PAYABLES - INTERCOMPANY                                                  -
TOTAL POST-PETITION ACCRUALS                                                     695,478

                                                                  -----------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                        1,655,607

TOTAL POST-PETITION NON-CURRENT LIABILITIES                                            -

TOTAL PREPETITION  LIABILITIES                                               860,978,847

                                                                  -----------------------
TOTAL LIABILITIES                                                            862,634,454

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                      (850,369,894)

                                                                  -----------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                        12,264,560
                                                                  =======================






POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of February 2, 2003
(in U.S. $'s)

                                                              Polaroid       Polaroid Latin    Polaroid Asia
                                                            Corporation      America Corp.     Pacific Ltd.     Inner City, Inc.

ASSETS

TOTAL CASH                                                       11,517,334                -                 -                   -

NET RECEIVABLES - THIRD PARTY                                       285,000                -                 -                   -
NET RECEIVABLES - INTERCOMPANY                                            -                -                 -                   -
NET INVENTORIES                                                           -                -                 -                   -
TOTAL PREPAID EXPENSES                                                    -                -                 -                   -

                                                         --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                             11,802,334                -                 -                   -
                                                         --------------------------------------------------------------------------

NET FIXED ASSETS                                                          -                -                 -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                        78,611,939                -                 -                   -
OTHER NONCURRENT ASSETS                                             462,226                -                 -                   -

TOTAL NON-CURRENT ASSETS                                         79,074,165                -                 -                   -

                                                         --------------------------------------------------------------------------
TOTAL ASSETS                                                     90,876,499                -                 -                   -
                                                         ==========================================================================


LIABILITIES
POST-PETITION NOTES                                                       -                -                 -                   -
POST-PETITION PAYABLES - THIRD PARTY                                960,129                -                 -                   -
POST-PETITION PAYABLES - INTERCOMPANY                                     -                -                 -                   -
TOTAL POST-PETITION ACCRUALS                                        695,478                -                 -                   -

                                                         --------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                           1,655,607                -                 -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                               -                -                 -                   -

TOTAL PREPETITION  LIABILITIES                                  859,600,046          202,165            64,705              77,106

                                                         --------------------------------------------------------------------------
TOTAL LIABILITIES                                               861,255,653          202,165            64,705              77,106

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                         (770,379,154)        (202,165)          (64,705)            (77,106)

                                                         --------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           90,876,499                0                 -                   -
                                                         ==========================================================================


[Page 1 continued]


                                              Polaroid        Polaroid Digital       Polaroid ID        Polaroid
                                           Eyewear, Inc.      Solutions, Inc.       Systems, Inc.    Malaysia, Ltd.
ASSETS

TOTAL CASH                                                -                    -                   -               -

NET RECEIVABLES - THIRD PARTY                             -                    -                   -               -
NET RECEIVABLES - INTERCOMPANY                            -                    -                   -               -
NET INVENTORIES                                           -                    -                   -               -
TOTAL PREPAID EXPENSES                                    -                    -                   -               -

                                         ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      -                    -                   -               -
                                         ----------------------------------------------------------------------------

NET FIXED ASSETS                                          -                    -                   -               -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                 -                    -                   -               -
OTHER NONCURRENT ASSETS                                   -                    -                   -               -

TOTAL NON-CURRENT ASSETS                                  -                    -                   -               -

                                         ----------------------------------------------------------------------------
TOTAL ASSETS                                              -                    -                   -               -
                                         ============================================================================


LIABILITIES
POST-PETITION NOTES                                       -                    -                   -               -
POST-PETITION PAYABLES - THIRD PARTY                      -                    -                   -               -
POST-PETITION PAYABLES - INTERCOMPANY                     -                    -                   -               -
TOTAL POST-PETITION ACCRUALS                              -                    -                   -               -

                                         ----------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                   -                    -                   -               -

TOTAL POST-PETITION NON-CURRENT LIABILITI                 -                    -                   -               -

TOTAL PREPETITION  LIABILITIES                            -                    -             828,812         199,078

                                         ----------------------------------------------------------------------------
TOTAL LIABILITIES                                         -                    -             828,812         199,078

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                    -                    -            (828,812)       (199,078)

                                         ----------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                    -                    -                   -               -
                                         ============================================================================




Page 2


                                                  Sub Debt                PRD               PRD         Polaroid Memorial
                                               Partners Corp.      Investment, Inc.    Capital, Inc.        Drive LLC
ASSETS

TOTAL CASH                                                      -                   -               -                     -

NET RECEIVABLES - THIRD PARTY                                   -                   -               -                     -
NET RECEIVABLES - INTERCOMPANY                                  -                   -               -                     -
NET INVENTORIES                                                 -                   -               -                     -
TOTAL PREPAID EXPENSES                                          -                   -               -                     -

                                           --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                            -                   -               -                     -
                                           --------------------------------------------------------------------------------

NET FIXED ASSETS                                                -                   -               -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                       -                   -               -                     -
OTHER NONCURRENT ASSETS                                         -                   -               -                     -

TOTAL NON-CURRENT ASSETS                                        -                   -               -                     -

                                           --------------------------------------------------------------------------------
TOTAL ASSETS                                                    -                   -               -                     -
                                           ================================================================================


LIABILITIES
POST-PETITION NOTES                                             -                   -               -                     -
POST-PETITION PAYABLES - THIRD PARTY                            -                   -               -                     -
POST-PETITION PAYABLES - INTERCOMPANY                           -                   -               -                     -
TOTAL POST-PETITION ACCRUALS                                    -                   -               -                     -

                                           --------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                         -                   -               -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                     -                   -               -                     -

TOTAL PREPETITION  LIABILITIES                                673                   -               -                     -

                                           --------------------------------------------------------------------------------
TOTAL LIABILITIES                                             673                   -               -                     -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                       (673)                  -               -                     -

                                           --------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                          -                   -               -                     -
                                           ================================================================================

[Page 2 continued]


                                                                                  Polaroid Asia
                                                Polaroid                           Pacific
                                             Partners, Inc.   Polint, Inc.   International, Inc.    PMC, Inc.
ASSETS

TOTAL CASH                                                 -               -                    -             -

NET RECEIVABLES - THIRD PARTY                              -               -                    -             -
NET RECEIVABLES - INTERCOMPANY                             -               -                    -             -
NET INVENTORIES                                            -               -                    -             -
TOTAL PREPAID EXPENSES                                     -               -                    -             -

                                           ---------------------------------------------------------------------
TOTAL CURRENT ASSETS                                       -               -                    -             -
                                           ---------------------------------------------------------------------

NET FIXED ASSETS                                           -               -                    -             -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                  -               -                    -             -
OTHER NONCURRENT ASSETS                                    -               -                    -             -

TOTAL NON-CURRENT ASSETS                                   -               -                    -             -

                                           ---------------------------------------------------------------------
TOTAL ASSETS                                               -               -                    -             -
                                           =====================================================================


LIABILITIES
POST-PETITION NOTES                                        -               -                    -             -
POST-PETITION PAYABLES - THIRD PARTY                       -               -                    -             -
POST-PETITION PAYABLES - INTERCOMPANY                      -               -                    -             -
TOTAL POST-PETITION ACCRUALS                               -               -                    -             -

                                           ---------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    -               -                    -             -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                -               -                    -             -

TOTAL PREPETITION  LIABILITIES                             -               -                6,034           228

                                           ---------------------------------------------------------------------
TOTAL LIABILITIES                                          -               -                6,034           228

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                     -               -               (6,034)         (228)

                                           ---------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                     -               -                    -             -
                                           =====================================================================



[Page 3]


                                               International      Mag Media,      Polaroid Eyewear     Polaroid Dry
                                               Polaroid Corp.       Limited        Far East Inc.       Imaging LLC
ASSETS

TOTAL CASH                                                    -               -                    -                -

NET RECEIVABLES - THIRD PARTY                                 -               -                    -                -
NET RECEIVABLES - INTERCOMPANY                                -               -                    -                -
NET INVENTORIES                                               -               -                    -                -
TOTAL PREPAID EXPENSES                                        -               -                    -                -

                                             -------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                          -               -                    -                -
                                             -------------------------------------------------------------------------

NET FIXED ASSETS                                              -               -                    -                -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                     -               -                    -                -
OTHER NONCURRENT ASSETS                                       -               -                    -                -

TOTAL NON-CURRENT ASSETS                                      -               -                    -                -

                                             -------------------------------------------------------------------------
TOTAL ASSETS                                                  -               -                    -                -
                                             =========================================================================


LIABILITIES
POST-PETITION NOTES                                           -               -                    -                -
POST-PETITION PAYABLES - THIRD PARTY                          -               -                    -                -
POST-PETITION PAYABLES - INTERCOMPANY                         -               -                    -                -
TOTAL POST-PETITION ACCRUALS                                  -               -                    -                -

                                             -------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                       -               -                    -                -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                   -               -                    -                -

TOTAL PREPETITION  LIABILITIES                                -               -                    -                -

                                             -------------------------------------------------------------------------
TOTAL LIABILITIES                                             -               -                    -                -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                        -               -                    -                -

                                             -------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                        -               -                    -                -
                                             =========================================================================




[Page 4]


                                                Polaroid
                                                 Online
                                             Services, Inc.        Subtotal        US Adjustments    Eliminations      Total
ASSETS

TOTAL CASH                                                  -         11,517,334                  -               -      11,517,334

NET RECEIVABLES - THIRD PARTY                               -            285,000                  -               -         285,000
NET RECEIVABLES - INTERCOMPANY                              -                  -                  -               -               -
NET INVENTORIES                                             -                  -                  -               -               -
TOTAL PREPAID EXPENSES                                      -                  -                  -               -               -

                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                        -         11,802,334                  -               -      11,802,334
                                            ----------------------------------------------------------------------------------------

NET FIXED ASSETS                                            -                  -                  -               -               -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                   -         78,611,939        (78,461,939)       (150,000)             (0)
OTHER NONCURRENT ASSETS                                     -            462,226                  -               -         462,226

TOTAL NON-CURRENT ASSETS                                    -         79,074,165        (78,461,939)       (150,000)        462,226

                                            ----------------------------------------------------------------------------------------
TOTAL ASSETS                                                -         90,876,499        (78,461,939)       (150,000)     12,264,560
                                            ========================================================================================


LIABILITIES
POST-PETITION NOTES                                         -                  -                  -               -               -
POST-PETITION PAYABLES - THIRD PARTY                        -            960,129                  -               -         960,129
POST-PETITION PAYABLES - INTERCOMPANY                       -                  -                  -               -               -
TOTAL POST-PETITION ACCRUALS                                -            695,478                  -               -         695,478

                                            ----------------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     -          1,655,607                  -               -       1,655,607

TOTAL POST-PETITION NON-CURRENT LIABILITIES                 -                  -                  -               -               -

TOTAL PREPETITION  LIABILITIES                              -        860,978,847                  -               -     860,978,847

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           -        862,634,454                  -               -     862,634,454

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                      -       (771,757,955)       (78,461,939)       (150,000)   (850,369,894)

                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      -         90,876,499        (78,461,939)       (150,000)     12,264,560
                                            ========================================================================================



[Page 1]


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of February 2, 2003
(in U.S. $'s)

                                                            Polaroid    Polaroid Latin Polaroid Asia                    Polaroid
                                                          Corporation   America Corp.  Pacific Ltd.  Inner City, Inc.Eyewear, Inc.

                                                         ---------------------------------------------------------------------------

CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                              17,858,030              -             -               -              -
     Non-Interest Overdrafts                                          -              -             -               -              -
     Current Long-Term Debt                                 573,900,990              -             -               -              -
                                                         ---------------------------------------------------------------------------
PRE-PETITION NOTES                                          591,759,019              -             -               -              -

Pre-Petition Payables
     Trade Accounts Payable                                  58,663,695        162,520             -          77,106              -
     Interco Payables-US to Foreign                                   -              -             -               -              -
     Interco Payables-Foreign to US                                   -              -             -               -              -
     Interco Payables-Domestic Subs                                   -              -             -               -              -
     Interco Payables-Foreign Subs                                    -              -             -               -              -
                                                         ---------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                  58,663,695        162,520             -          77,106              -

Pre-Petition Accruals:
     Reserve Restructuring                                   11,452,323              -             -               -              -
     Accrued Payroll & Related Expenses                       8,692,842              -        64,705               -              -
     Accrued Tax & Gov't Accounts                                     -              -             -               -              -
     Accrued Income Taxes                                       (17,456)             -             -               -              -
     Deferred Income Tax - Current                                    -              -             -               -              -
     Accrued Warranty                                                 -              -             -               -              -
     Other Accrued Liabilities                               48,992,819         31,007             -               -              -
     Post-Retirement Medical                                          -              -             -               -              -
     Post-Employment Benefits                                         -              -             -               -              -
     Other Accrued Taxes                                     11,984,603              -             -               -              -
                                                         ---------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                  81,105,132         31,007        64,705               -              -

                                                         ---------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                      731,527,846        193,527        64,705          77,106              -
                                                         ---------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                          -              -             -               -              -
     Post-Employment Benefits                                31,510,165              -             -               -              -
     Long-Term Debt                                                   -              -             -               -              -
     Deferred Taxes                                           1,891,782          8,639             -               -              -
     Other                                                   94,670,253              -             -               -              -
                                                         ---------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                  128,072,199          8,639             -               -              -

                                                         ---------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                              859,600,046        202,165        64,705          77,106              -
                                                         ===========================================================================


[Page 1 continued]


                                            Polaroid Digital   Polaroid ID      Polaroid        Sub Debt           PRD
                                             Solutions, Inc.  Systems, Inc.  Malaysia, Ltd.  Partners Corp. Investment, Inc.

                                            ----------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                             -              -               -              -                 -
     Non-Interest Overdrafts                                -              -               -              -                 -
     Current Long-Term Debt                                 -              -               -              -                 -
                                            ----------------------------------------------------------------------------------
PRE-PETITION NOTES                                          -              -               -              -                 -

Pre-Petition Payables
     Trade Accounts Payable                                 -        614,635               -              -                 -
     Interco Payables-US to Foreign                         -              -               -              -                 -
     Interco Payables-Foreign to US                         -              -               -              -                 -
     Interco Payables-Domestic Subs                         -              -               -              -                 -
     Interco Payables-Foreign Subs                          -              -               -              -                 -
                                            ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                 -        614,635               -              -                 -

Pre-Petition Accruals:
     Reserve Restructuring                                  -              -               -              -                 -
     Accrued Payroll & Related Expenses                     -              -               -              -                 -
     Accrued Tax & Gov't Accounts                           -              -               -              -                 -
     Accrued Income Taxes                                   -        214,177         199,078              -                 -
     Deferred Income Tax - Current                          -              -               -              -                 -
     Accrued Warranty                                       -              -               -              -                 -
     Other Accrued Liabilities                              -              -               -            673                 -
     Post-Retirement Medical                                -              -               -              -                 -
     Post-Employment Benefits                               -              -               -              -                 -
     Other Accrued Taxes                                    -              -               -              -                 -
                                            ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                 -        214,177         199,078            673                 -

                                            ----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                      -        828,812         199,078            673                 -
                                            ----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -              -               -              -                 -
     Post-Employment Benefits                               -              -               -              -                 -
     Long-Term Debt                                         -              -               -              -                 -
     Deferred Taxes                                         -              -               -              -                 -
     Other                                                  -              -               -              -                 -
                                            ----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                  -              -               -              -                 -

                                            ----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                              -        828,812         199,078            673                 -
                                            ==================================================================================



[Page 2]


                                                 PRD                Polaroid Memorial         Polaroid
                                            Capital, Inc.              Drive LLC          Partners, Inc.     Polint, Inc.

----------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                           -                        -               -               -
     Non-Interest Overdrafts                              -                        -               -               -
     Current Long-Term Debt                               -                        -               -               -
                                          ----------------------------------------------------------------------------------
PRE-PETITION NOTES                                        -                        -               -               -

Pre-Petition Payables
     Trade Accounts Payable                               -                        -               -               -
     Interco Payables-US to Foreign                       -                        -               -               -
     Interco Payables-Foreign to US                       -                        -               -               -
     Interco Payables-Domestic Subs                       -                        -               -               -
     Interco Payables-Foreign Subs                        -                        -               -               -
                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               -                        -               -               -

Pre-Petition Accruals:
     Reserve Restructuring                                -                        -               -               -
     Accrued Payroll & Related Expenses                   -                        -               -               -
     Accrued Tax & Gov't Accounts                         -                        -               -               -
     Accrued Income Taxes                                 -                        -               -               -
     Deferred Income Tax - Current                        -                        -               -               -
     Accrued Warranty                                     -                        -               -               -
     Other Accrued Liabilities                            -                        -               -               -
     Post-Retirement Medical                              -                        -               -               -
     Post-Employment Benefits                             -                        -               -               -
     Other Accrued Taxes                                  -                        -               -               -
                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               -                        -               -               -

                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    -                        -               -               -
                                          ----------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                              -                        -               -               -
     Post-Employment Benefits                             -                        -               -               -
     Long-Term Debt                                       -                        -               -               -
     Deferred Taxes                                       -                        -               -               -
     Other                                                -                        -               -               -
                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                -                        -               -               -

                                          ----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            -                        -               -               -
                                          ==================================================================================





[Page 2 continued]


                                            Polaroid Asia
                                                Pacific                          International      Mag Media,
                                           International, Inc.    PMC, Inc.      Polaroid Corp.       Limited

                                           ----------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                        -              -                   -                   -
     Non-Interest Overdrafts                           -              -                   -                   -
     Current Long-Term Debt                            -              -                   -                   -
                                           ----------------------------------------------------------------------
PRE-PETITION NOTES                                     -              -                   -                   -

Pre-Petition Payables
     Trade Accounts Payable                            -              -                   -                   -
     Interco Payables-US to Foreign                    -              -                   -                   -
     Interco Payables-Foreign to US                    -              -                   -                   -
     Interco Payables-Domestic Subs                    -              -                   -                   -
     Interco Payables-Foreign Subs                     -              -                   -                   -
                                           ----------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            -              -                   -                   -

Pre-Petition Accruals:
     Reserve Restructuring                             -              -                   -                   -
     Accrued Payroll & Related Expenses            6,034              -                   -                   -
     Accrued Tax & Gov't Accounts                      -              -                   -                   -
     Accrued Income Taxes                              -            228                   -                   -
     Deferred Income Tax - Current                     -              -                   -                   -
     Accrued Warranty                                  -              -                   -                   -
     Other Accrued Liabilities                         -              -                   -                   -
     Post-Retirement Medical                           -              -                   -                   -
     Post-Employment Benefits                          -              -                   -                   -
     Other Accrued Taxes                               -              -                   -                   -
                                           ----------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                        6,034            228                   -                   -

                                           ----------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES             6,034            228                   -                   -
                                           ----------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                           -              -                   -                   -
     Post-Employment Benefits                          -              -                   -                   -
     Long-Term Debt                                    -              -                   -                   -
     Deferred Taxes                                    -              -                   -                   -
     Other                                             -              -                   -                   -
                                           ----------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES             -              -                   -                   -

                                           ----------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     6,034            228                   -                   -
                                           ======================================================================



[Page 3]





                                           Polaroid Eyewear            Polaroid Dry
                                             Far East Inc.              Imaging LLC


CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                               -                             -
     Non-Interest Overdrafts                                  -                             -
     Current Long-Term Debt                                   -                             -
                                          ------------------------------------------------------
PRE-PETITION NOTES                                            -                             -

Pre-Petition Payables
     Trade Accounts Payable                                   -                             -
     Interco Payables-US to Foreign                           -                             -
     Interco Payables-Foreign to US                           -                             -
     Interco Payables-Domestic Subs                           -                             -
     Interco Payables-Foreign Subs                            -                             -
                                          ------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                   -                             -

Pre-Petition Accruals:
     Reserve Restructuring                                    -                             -
     Accrued Payroll & Related Expenses                       -                             -
     Accrued Tax & Gov't Accounts                             -                             -
     Accrued Income Taxes                                     -                             -
     Deferred Income Tax - Current                            -                             -
     Accrued Warranty                                         -                             -
     Other Accrued Liabilities                                -                             -
     Post-Retirement Medical                                  -                             -
     Post-Employment Benefits                                 -                             -
     Other Accrued Taxes                                      -                             -
                                          ------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                   -                             -

                                          ------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                        -                             -
                                          ------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                  -                             -
     Post-Employment Benefits                                 -                             -
     Long-Term Debt                                           -                             -
     Deferred Taxes                                           -                             -
     Other                                                    -                             -
                                          ------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                    -                             -

                                          ------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                -                             -
                                          ======================================================




[Page 4]

                                             Polaroid
                                              Online
                                           Services, Inc.      Subtotal       US Adjustments     Eliminations        Total
CURRENT LIABILITIES
Pre-Petition Notes:
     Bank Notes                                        -       17,858,030                   -              -        17,858,030
     Non-Interest Overdrafts                           -                -                   -              -
     Current Long-Term Debt                            -      573,900,990                   -              -       573,900,990
                                          --------------------------------------------------------------------------------------
PRE-PETITION NOTES                                     -      591,759,019                   -              -       591,759,019

Pre-Petition Payables
     Trade Accounts Payable                            -       59,517,956                   -              -        59,517.956
     Interco Payables-US to Foreign                    -                -                   -              -                 -
     Interco Payables-Foreign to US                    -                -                   -              -                 -
     Interco Payables-Domestic Subs                    -                -                   -              -                 -
     Interco Payables-Foreign Subs                     -                -                   -              -                 -
                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            -       59,517,956                   -              -        59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                             -       11,452,323                   -              -        11,452,323
     Accrued Payroll & Related Expenses                -        8,763,581                   -              -         8,763,581
     Accrued Tax & Gov't Accounts                      -                -                   -              -                 -
     Accrued Income Taxes                              -          396,027                   -              -           396,027
     Deferred Income Tax - Current                     -                -                   -              -                 -
     Accrued Warranty                                  -                -                   -              -                 -
     Other Accrued Liabilities                         -       49,024,499                   -              -        49,024,499
     Post-Retirement Medical                           -                -                   -              -                 -
     Post-Employment Benefits                          -                -                   -              -                 -
     Other Accrued Taxes                               -       11,984,603                   -              -        11,984,603
                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                            -       81,621,033                   -              -        81,621,033

                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                 -      732,898,009                   -              -       732,898,009
                                          --------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                           -                -                   -              -                 -
     Post-Employment Benefits                          -       31,510,165                   -              -        31,510,165
     Long-Term Debt                                    -                -                   -              -                 -
     Deferred Taxes                                    -        1,900,421                   -              -         1,900,421
     Other                                             -       94,670,253                   -              -        94,670,253
                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES             -      128,080,838                   -              -       128,080,838

                                          --------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                         -      860,978,847                   -              -       860,978,847
                                          ======================================================================================





Polaroid Corporation
--------------------------------------------------------------------------------
Statement of Operations and Taxes
--------------------------------------------------------------------------------
For the period 12/30/02 - 2/2/03
--------------------------------------------------------------------------------
(in U.S.$'s)
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Debtor Name:                  Polaroid Corporation
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Case No:                     01-10864
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Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in January 2003.
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                         Exhibit B
                         ---------

         Monthly Operating Reports Service Parties

Kevin Pond                                Patricia Schrage, Esq.
Polaroid Corporation                      Securities & Exchange
f/k/a Primary PDC, Inc.                   Commission
1265 Main Street                          New York Office
Waltham, MA 02451                         Branch/Reorganization
By Overnight Courier                      233 Broadway
                                          New York, NY  10279
Mark Kenney, Esq.                         By Overnight Courier
Office of the U.S. Trustee
844 King Street                           Perry M. Mandarino
Wilmington, DE  19899                     Partner
By Hand-Delivery                          Traxi LLC
                                          212 West 35th Street
Brendan Linehan Shannon, Esq.             New York, New York 10001
Young Conaway Stargatt & Taylor           By Overnight Courier
LLP
The Brandywine Building, 17th
Floor
1000 West Street
P.O. Box 391
Wilmington, DE 19899
By Hand-Delivery

Fred Hodara, Esq.
Philip Dublin, Esq.
Akin, Gump, Strauss, Hauer
  & Feld, L.L.P.
590 Madison Avenue
New York, NY 10022
By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier

William H. Sudell, Jr., Esq.
Morris Nichols, Arsht & Tunnell
1201 North Market Street
Wilmington, DE 19899
By Hand-Delivery